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                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549



                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15 (d) of the
                      Securities Exchange Act of 1934

                              August 1, 1994
             ------------------------------------------------
             Date of Report (Date of earliest event reported)

                        INTERNATIONAL PAPER COMPANY
           -----------------------------------------------------
          (Exact name of Registrant as specified in its charter)


     New York              1-3157                 13-0872805
     (State of           Commission               (IRS Employer
   Incorporation)          File                   Identification
                                                   Number)

                Two Manhattanville Road, Purchase, NY 10577
                 (Address of principal executive offices)


                               914-397-1500
                       (Registrant's telephone No.)

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     ITEM I.   CHANGES IN CONTROL OF REGISTRANT
               N/A

    ITEM II.   ACQUISITION OR DISPOSITION OF ASSETS
               N/A

   ITEM III.   BANKRUPTCY OR RECEIVERSHIP
               N/A

    ITEM IV.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
               N/A

     ITEM V.   OTHER EVENTS
               N/A

    ITEM VI.   RESIGNATIONS OF REGISTRANT'S DIRECTORS

               N/A

   ITEM VII.   FINANCIAL STATEMENTS AND EXHIBITS

               (a)  Financial Statements
                    N/A

               (b)  Pro Forma Financial Information:
                    N/A

               (c)  Exhibits:

                    (13) 1994 Midyear Report to Shareholders

  ITEM VIII.   CHANGES IN FISCAL YEAR
               N/A




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                                Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   INTERNATIONAL PAPER COMPANY
                                   (Registrant)




Date:     August 1, 1994           /s/SYVERT E. NERHEIM
          Purchase, NY             Syvert E. Nerheim
                                   Assistant Secretary


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                               EXHIBIT INDEX



          (13)      1994 Midyear Report to Shareholders